UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010
SONOCO PRODUCTS COMPANY

Commission File No. 0-516

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
     Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company’s annual meeting of shareholders was held on April 21, 2010. The following matters, as described more fully in the Company’s Proxy Statement, were approved by the shareholders at this meeting:
(1)	The following directors were elected:

		VOTES
	Term	For	Withheld	Broker Non-Votes
Caleb C. Fort	3 years	61,298,039	14,475,416	11,595,186
John H. Mullin, III	3 years	61,557,603	14,215,852	11,595,186
Philippe R. Rollier	3 years	73,449,449	2,324,006	11,595,186
Thomas E. Whiddon	3 years	75,293,394	480,061	11,595,186
(2)	Selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010 was ratified. The shareholders voted 83,773,731 for and 3,531,976 against ratification, with 62,934 votes abstaining and no broker non-votes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY
Date: April 26, 2010	By:	/s/ C.J. Hupfer
C.J. Hupfer
SeniorVice President and Chief Financial Officer

3